                                 EXHIBIT 99.9

[LOGO]POPULAR                   PRELIMINARY SAMPLE                        [LOGO]
      ABS, INC.(SM)             POPULAR ABS 2005-5                         FBR


                       COMPUTATIONAL MATERIALS DISCLAIMER

The attached tables and other statistical analyses (the "Computational Materials") are privileged and intended for use by the addressee only. These Computational Materials have been prepared by Friedman, Billings, Ramsey & Co., Inc. in reliance upon information furnished by the issuer of the securities and its affiliates. These Computational Materials are furnished to you solely by Friedman, Billings, Ramsey & Co., Inc. and not by the issuer of the securities. They may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials which may or may not be reflected therein. As such, no assurance can be given as to the Computational Materials' accuracy, appropriateness or completeness in any particular context; nor as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any weighted average lives, yields and principal payment periods shown in the Computational Materials are based on prepayment assumptions, and changes in such prepayment assumptions may dramatically affect such weighted average lives, yields and principal payment periods. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates shown in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical underlying assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance. Neither Friedman, Billings, Ramsey & Co., Inc. nor any of its affiliates makes any representation or warranty as to the actual rate or timing of payments on any of the underlying assets or the payments or yield on the securities.

Although a registration statement (including the Prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification of such securities under the securities laws of any such state. Prospective purchasers are referred to the final prospectus supplement relating to the securities discussed in this communication for definitive Computational Materials and any matter discussed in this communication. Once available, a final prospectus and prospectus supplement may be obtained by contacting the FBR Trading Desk at (703) 469-1225.

Please be advised that the securities described herein may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayment, yield curve and interest rate risks. Investors should make every effort to consider the risks of these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Principal Balance ($)     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.01 - 50,000.00                      6       278,487.92       0.11      7.911         359      65.56        572
50,000.01 - 100,000.00              166    13,157,674.16       5.08      7.539         358      82.23        604
100,000.01 - 150,000.00             282    35,177,486.58      13.57      7.365         358      83.75        612
150,000.01 - 200,000.00             284    49,732,514.94      19.19      7.079         358      83.77        621
200,000.01 - 250,000.00             165    37,094,557.67      14.31      7.070         358      82.63        614
250,000.01 - 300,000.00             136    37,127,100.41      14.33      6.991         358      82.21        614
300,000.01 - 350,000.00              87    28,168,756.92      10.87      7.043         358      82.30        620
350,000.01 - 400,000.00              58    21,614,280.02       8.34      7.192         359      83.79        614
400,000.01 - 450,000.00              30    12,797,149.19       4.94      6.751         358      83.51        631
450,000.01 - 500,000.00              28    13,489,510.91       5.21      7.283         358      84.36        624
500,000.01 - 550,000.00               6     3,169,255.02       1.22      7.036         357      87.46        627
550,000.01 - 600,000.00               5     2,855,432.19       1.10      7.380         359      78.67        631
600,000.01 - 650,000.00               1       624,750.00       0.24      5.750         359      85.00        638
650,000.01 - 700,000.00               1       686,900.00       0.27      5.650         358      89.21        678
700,000.01 - 750,000.00               3     2,248,526.89       0.87      6.183         358      69.36        656
900,000.01 - 950,000.00               1       920,000.00       0.36      7.250         359      80.00        730
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min:   $34,700.95
Max:   $920,000.00
Average:   $205,831.92
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Current Gross Rate                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
4.500 - 4.999                         2       718,609.66       0.28      4.990         358      82.21        634
5.000 - 5.499                        16     3,771,097.83       1.46      5.368         359      76.45        691
5.500 - 5.999                        89    21,977,039.47       8.48      5.859         359      82.03        653
6.000 - 6.499                       170    36,010,994.24      13.90      6.287         358      82.22        643
6.500 - 6.999                       376    80,054,259.72      30.89      6.776         358      83.97        631
7.000 - 7.499                       177    34,787,372.87      13.42      7.265         359      84.94        625
7.500 - 7.999                       235    47,371,214.53      18.28      7.776         358      82.90        589
8.000 - 8.499                        71    14,549,477.66       5.61      8.277         359      82.86        576
8.500 - 8.999                        68    12,698,270.78       4.90      8.761         358      79.93        554
9.000 - 9.499                        23     2,817,788.28       1.09      9.284         358      80.78        550
9.500 - 9.999                        21     3,092,923.86       1.19      9.661         358      81.03        545
10.000 - 10.499                       4       363,158.88       0.14     10.332         359      81.28        546
10.500 - 10.999                       5       725,494.63       0.28     10.926         358      77.63        538
11.000 - 11.499                       1       104,966.38       0.04     11.490         359      50.00        557
11.500 - 11.999                       1        99,714.03       0.04     11.500         359      70.00        546
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min:   4.990
Max:   11.500
Weighted Average:   7.117
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 1  of  8

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
FICO                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
500 - 524                           118    22,840,765.24       8.81      8.100         357      72.67        514
525 - 549                            73    14,042,235.08       5.42      8.251         359      75.81        537
550 - 574                           101    21,709,500.58       8.38      7.571         358      80.58        563
575 - 599                           183    34,451,429.63      13.29      7.281         358      83.41        589
600 - 624                           210    40,234,260.97      15.53      6.930         359      83.51        612
625 - 649                           237    52,593,549.50      20.30      6.910         358      86.68        636
650 - 674                           176    37,433,410.34      14.45      6.696         358      85.51        661
675 - 699                            84    17,325,115.09       6.69      6.629         358      88.16        686
700 - 724                            33     7,385,610.08       2.85      6.387         358      81.12        710
725 - 749                            23     5,469,392.99       2.11      6.639         359      83.87        737
750 - 774                            17     4,566,503.90       1.76      6.681         358      84.51        760
775 - 799                             2       667,850.07       0.26      5.784         359      69.52        785
800 - 824                             2       422,759.35       0.16      6.044         359      64.62        806
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min:   500
Max:   808
NZ Weighted Average:   618
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original LTV                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.00 - 49.99                         13     1,830,889.28       0.71      7.969         358      40.93        571
50.00 - 54.99                        11     2,155,117.52       0.83      7.611         358      53.00        574
55.00 - 59.99                        21     4,338,652.64       1.67      6.886         359      57.39        625
60.00 - 64.99                        24     4,225,863.72       1.63      7.462         358      63.19        559
65.00 - 69.99                        37     7,845,491.38       3.03      7.255         358      67.44        578
70.00 - 74.99                        67    14,970,519.45       5.78      7.378         358      72.23        582
75.00 - 79.99                       106    24,749,250.77       9.55      7.217         358      77.48        595
80.00 - 80.00                       390    76,887,702.43      29.67      6.911         358      80.00        625
80.01 - 84.99                        59    13,205,490.42       5.10      6.844         358      83.51        605
85.00 - 89.99                       136    31,148,362.61      12.02      7.103         359      86.39        615
90.00 - 94.99                       191    38,923,000.67      15.02      7.261         358      90.39        623
95.00 - 99.99                        82    16,617,489.87       6.41      7.270         358      95.77        641
100.00 >=                           122    22,244,552.06       8.58      7.168         358     100.00        658
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min:   25.41
Max:   100.00
Weighted Average:   83.01
% > 80:   47.13
% > 90:   16.67
% > 95:   10.57
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)            Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
360                               1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min:   360
Max:   360
Weighted Average:   360
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 2  of  8

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Stated Remaining Term (months)    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
301 - 360                         1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min:   338
Max:   360
Weighted Average:   358
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
FRM                                # of        Principal       Curr      Gross   Remaining    Average    Average
ARM                               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM                               1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Product                           Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
ARM 2/28                            692   128,460,627.15      49.57      7.375         358      82.20        598
ARM 2/28 - 60mo IO                  247    61,292,783.14      23.65      6.896         358      84.57        641
ARM 3/27                            163    30,038,307.04      11.59      7.191         358      82.94        609
ARM 3/27 - 60mo IO                   63    16,333,931.88       6.30      6.606         358      83.56        656
ARM 5/25                             65    14,632,910.46       5.65      6.684         359      83.69        637
ARM 5/25 - 60mo IO                   29     8,383,823.15       3.24      6.257         359      82.05        672
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
Prepayment Penalty                 # of        Principal       Curr      Gross   Remaining    Average    Average
Original Term (months)            Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0                                   234    46,486,774.45      17.94      7.398         358      83.20        613
12                                  136    39,757,497.25      15.34      7.318         358      80.38        604
24                                  561   106,916,633.58      41.26      7.054         358      83.68        621
36                                  224    43,922,081.83      16.95      7.042         358      83.02        618
60                                  104    22,059,395.71       8.51      6.615         359      84.09        638
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Loans with Penalty:   82.06
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Lien                              Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
First Lien                        1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 3  of  8

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Documentation Type                Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Full Doc                            907   174,775,675.28      67.44      7.012         358      84.34        612
SI                                  341    81,151,703.05      31.32      7.326         358      80.16        629
Alt Doc                              10     3,031,155.61       1.17      7.527         359      82.83        617
Lite Doc                              1       183,848.88       0.07      6.990         359      80.00        626
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Loan Purpose                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Cashout Refinance                 1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Property Type                     Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Single Family Detached            1,114   224,918,974.89      86.79      7.099         358      83.41        619
Duplex                               70    19,673,775.26       7.59      7.353         358      78.23        596
Condominium                          65    12,006,383.63       4.63      7.130         358      82.87        633
Triplex                               4     1,324,083.92       0.51      7.044         358      85.22        642
Townhouse                             4       919,015.22       0.35      6.397         359      89.44        643
Quadruplex                            1       178,850.06       0.07      6.890         359      68.58        795
Row Home                              1       121,299.84       0.05      6.990         358      90.00        574
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Occupancy Type                    Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
Owner-Occupied                    1,231   254,668,980.14      98.27      7.109         358      83.03        617
Non-Owner Occupied                   28     4,473,402.68       1.73      7.557         359      82.16        656
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 4  of  8

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
State                             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
New York                             99     1,240,859.15      12.06      7.340         358      77.73        586
California                           88     7,142,493.23      10.47      7.124         358      79.39        621
Maryland                             78     0,204,753.17       7.80      6.926         359      84.74        628
Florida                             104    19,169,449.69       7.40      7.186         358      82.69        622
Illinois                             75     7,513,375.27       6.76      7.113         358      83.76        633
Michigan                            118    16,936,044.37       6.54      6.983         358      86.17        632
New Jersey                           58     4,669,255.58       5.66      7.324         358      80.13        590
Virginia                             58     2,508,776.31       4.83      6.979         359      84.23        617
Arizona                              52     9,221,041.68       3.56      6.926         359      84.16        636
Massachusetts                        35     9,093,309.91       3.51      6.917         358      79.73        615
Ohio                                 52     7,670,004.71       2.96      6.994         358      88.98        635
Indiana                              56     6,616,322.66       2.55      7.060         358      83.13        629
Pennsylvania                         45     6,361,814.47       2.45      7.270         359      84.76        606
Georgia                              36     5,702,794.10       2.20      7.262         358      86.01        619
Wisconsin                            32     5,610,658.86       2.17      7.339         359      88.40        622
Nevada                               21     5,435,368.86       2.10      6.841         358      83.90        632
Colorado                             28     5,434,185.72       2.10      6.813         359      84.75        655
Connecticut                          19     4,951,400.20       1.91      7.471         358      83.16        589
Missouri                             37     4,868,752.71       1.88      7.208         358      87.11        625
North Carolina                       29     4,465,150.89       1.72      7.134         358      87.47        623
Washington                           18     3,836,275.18       1.48      7.076         356      83.54        617
Rhode Island                         13     3,458,872.02       1.33      6.986         359      85.25        610
Kansas                               18     2,374,889.35       0.92      7.091         359      91.06        650
South Carolina                       16     2,142,180.07       0.83      7.761         358      88.14        628
Utah                                 10     1,787,976.83       0.69      7.288         359      86.93        618
Delaware                              7     1,740,469.38       0.67      7.240         358      80.10        567
Minnesota                             9     1,520,803.83       0.59      6.458         358      81.51        640
Tennessee                             9     1,257,098.95       0.49      6.430         358      87.11        634
Kentucky                              6     1,038,156.42       0.40      6.347         359      86.86        649
Oregon                                5       946,683.11       0.37      6.599         358      84.07        648
Alabama                               6       813,454.78       0.31      7.249         358      84.38        585
Maine                                 4       629,822.84       0.24      7.332         358      88.63        633
New Mexico                            4       618,460.12       0.24      7.649         359      85.52        602
Iowa                                  2       457,404.36       0.18      6.875         358      86.60        628
Idaho                                 2       383,746.25       0.15      8.112         359      80.00        523
Nebraska                              3       321,546.35       0.12      7.158         359      92.49        677
Texas                                 2       314,061.21       0.12      6.837         358      88.63        600
Arkansas                              2       260,267.63       0.10      7.747         359      69.22        573
Oklahoma                              2       239,302.60       0.09      7.222         358      75.67        606
Vermont                               1       185,100.00       0.07      7.490         358      74.04        618
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Top 5 Zip Code:   89052(0.47%),11420(0.46%),11236(0.44%),7748(0.43%),11003(0.42%)
Number of States:   40
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 5  of  8

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Gross Margin                      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.500 - 1.999                         3       827,832.40       0.32      5.791         359      83.95        657
2.000 - 2.499                         5     1,206,877.25       0.47      6.180         358      78.20        695
2.500 - 2.999                         6     1,367,126.51       0.53      6.639         358      75.30        586
3.000 - 3.499                         3       610,078.25       0.24      7.146         358      86.24        551
3.500 - 3.999                        10     2,709,041.56       1.05      7.504         358      80.66        622
4.000 - 4.499                         8     1,797,027.88       0.69      6.483         358      85.93        638
4.500 - 4.999                        26     5,724,650.50       2.21      6.447         358      81.67        638
5.000 - 5.499                        67    17,007,873.85       6.56      6.078         358      81.10        661
5.500 - 5.999                       174    38,212,597.37      14.75      6.468         358      83.42        636
6.000 - 6.499                       273    57,628,610.97      22.24      6.665         358      84.94        635
6.500 - 6.999                       253    52,794,918.66      20.37      7.237         359      83.49        619
7.000 - 7.499                       142    26,715,208.42      10.31      7.728         359      83.60        602
7.500 - 7.999                       179    35,943,564.66      13.87      7.865         358      79.80        574
8.000 - 8.499                        55     8,556,774.86       3.30      8.470         358      85.24        585
8.500 - 8.999                        39     6,025,981.92       2.33      8.763         359      82.55        570
9.000 - 9.499                        14     1,685,350.05       0.65      9.085         358      75.70        568
9.500 - 9.999                         2       328,867.71       0.13      9.795         356      77.77        514
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.610
Max:   9.700
Weighted Average (>0):   6.527
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Minimum Interest rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
3.000 - 3.499                         1       129,610.15       0.05      6.690         358      85.00        595
3.500 - 3.999                         3       846,245.54       0.33      6.598         358      81.52        650
4.000 - 4.499                         1       189,713.70       0.07      7.440         358      95.00        621
4.500 - 4.999                         8     1,935,438.07       0.75      5.850         358      83.77        649
5.000 - 5.499                        35     8,476,639.49       3.27      5.914         358      80.34        670
5.500 - 5.999                       120    28,900,994.58      11.15      6.237         358      83.81        642
6.000 - 6.499                       201    44,797,527.73      17.29      6.456         358      83.32        640
6.500 - 6.999                       334    69,567,986.21      26.85      6.864         358      83.44        626
7.000 - 7.499                       164    32,641,733.87      12.60      7.395         359      84.09        620
7.500 - 7.999                       231    44,243,367.86      17.07      7.825         358      81.89        585
8.000 - 8.499                        56    10,306,213.33       3.98      8.257         358      83.44        578
8.500 - 8.999                        59    11,310,121.65       4.36      8.814         359      81.65        562
9.000 - 9.499                        19     2,193,423.24       0.85      8.964         358      81.03        570
9.500 - 9.999                        18     2,701,216.92       1.04      9.666         358      80.39        544
10.000 - 10.499                       3       315,978.29       0.12     10.331         359      81.47        551
10.500 - 10.999                       4       381,491.78       0.15     10.869         358      70.99        528
11.000 - 11.499                       1       104,966.38       0.04     11.490         359      50.00        557
11.500 - 11.999                       1        99,714.03       0.04     11.500         359      70.00        546
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min (>0):   3.490
Max:   11.500
Weighted Average (>0):   6.941
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 6  of  8

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Maximum Interest Rate             Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
10.500 - 10.999                       1       400,629.54       0.15      4.990         358      80.00        601
11.000 - 11.499                      14     3,276,926.85       1.26      5.464         359      76.63        685
11.500 - 11.999                      64    16,225,009.03       6.26      5.914         359      83.25        640
12.000 - 12.499                      77    18,345,092.51       7.08      6.263         358      82.43        645
12.500 - 12.999                     231    51,893,016.61      20.02      6.665         358      82.23        632
13.000 - 13.499                     208    41,934,222.55      16.18      6.848         358      83.00        628
13.500 - 13.999                     313    60,454,219.64      23.33      7.286         358      85.21        614
14.000 - 14.499                     130    25,519,571.14       9.85      7.733         359      84.41        607
14.500 - 14.999                     102    17,453,680.28       6.74      8.262         358      84.18        587
15.000 - 15.499                      38     4,907,767.06       1.89      8.765         358      81.27        561
15.500 - 15.999                      27     4,057,571.05       1.57      8.992         358      80.90        556
16.000 - 16.499                       8     1,180,751.62       0.46      9.253         359      84.98        587
16.500 - 16.999                      16     4,236,584.32       1.63      7.585         359      77.03        626
17.000 - 17.499                       4     1,124,688.53       0.43      7.586         359      70.42        607
17.500 - 17.999                      16     4,653,840.94       1.80      7.946         358      76.92        545
18.000 - 18.499                       2       896,242.42       0.35      8.333         359      78.69        583
18.500 - 18.999                       7     2,148,217.08       0.83      8.737         358      68.66        532
19.000 - 19.499                       1       434,351.65       0.17      9.490         357      79.82        508
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min (>0):   10.990
Max:   19.490
Weighted Average (>0):   13.625
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Initial Periodic Rate Cap         Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                                 1        69,869.00       0.03     10.900         356      64.81        509
1.500                                 6     1,062,823.23       0.41      6.962         358      83.10        634
2.000                                 6     1,427,772.59       0.55      7.636         359      90.08        687
3.000                             1,245   256,309,918.16      98.91      7.114         358      82.97        617
3.250                                 1       271,999.84       0.10      6.750         356      89.18        689
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   3.250
Weighted Average (>0):   2.988
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
Subsequent Periodic Rate Cap      Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
1.000                             1,169   237,586,283.82      91.68      7.153         358      82.92        615
1.500                                69    17,487,272.44       6.75      6.702         359      84.82        648
2.000                                21     4,068,826.56       1.57      6.766         356      80.77        649
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------
Min (>0):   1.000
Max:   2.000
Weighted Average (>0):   1.049
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 7  of  8

POPULAR ABS 2005-5                                       CASHOUT REFIS; GROUP II
FRIEDMAN BILLINGS RAMSEY
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
                                   # of        Principal       Curr      Gross   Remaining    Average    Average
DTI                               Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
0.00 - 4.99                           1        98,838.82       0.04      7.050         358     100.00        649
10.00 - 14.99                         5       556,828.20       0.21      7.555         358      82.03        622
15.00 - 19.99                         9     1,079,188.36       0.42      7.818         358      78.48        579
20.00 - 24.99                        32     5,522,288.23       2.13      7.322         358      83.24        629
25.00 - 29.99                        55     9,036,669.65       3.49      7.267         358      81.72        611
30.00 - 34.99                       120    21,671,184.87       8.36      7.142         358      82.05        613
35.00 - 39.99                       176    34,456,474.07      13.30      6.983         358      82.62        622
40.00 - 44.99                       281    59,502,809.27      22.96      7.007         358      83.43        626
45.00 - 49.99                       412    89,241,670.46      34.44      7.111         358      83.01        618
50.00 - 54.99                       156    35,250,828.64      13.60      7.294         358      83.82        607
55.00 - 59.99                        11     2,615,801.67       1.01      7.654         358      82.13        590
60.00 >=                              1       109,800.58       0.04      6.500         358      60.44        557
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
wa DTI:   43.06
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
                                                                                  Weighted
                                                                      Weighted     Average
                                                 Current     Pct by    Average      Stated   Weighted   Weighted
Next Payment Due Date              # of        Principal       Curr      Gross   Remaining    Average    Average
(For Delinquency Purposes)        Loans          Balance   Prin Bal     Coupon        Term   Orig LTV       FICO
----------------------------------------------------------------------------------------------------------------
20050801                              2       350,161.37       0.14      7.872         355      77.58        532
20050901                            119    26,219,642.40      10.12      6.923         357      82.01        629
20050906                              1        62,750.82       0.02     10.590         358      80.00        502
20050923                              1        69,869.00       0.03     10.900         356      64.81        509
20050924                              1       472,182.96       0.18      8.000         359      88.65        598
20050926                              1       122,822.87       0.05      7.740         358      87.23        581
20050930                              1       206,847.60       0.08      7.540         359      90.00        739
20051001                            885   184,554,665.81      71.22      7.082         358      83.37        617
20051002                              3       375,068.11       0.14      9.789         359      83.86        562
20051003                              2       198,920.76       0.08     10.725         359      71.69        578
20051004                              1       289,254.68       0.11      6.840         359      96.03        627
20051006                              7     1,064,052.95       0.41      9.053         360      81.49        567
20051015                              1        71,936.04       0.03      6.590         359      90.00        668
20051017                              1        47,180.59       0.02     10.340         359      80.00        512
20051019                              1       135,788.39       0.05      6.990         359      93.72        627
20051022                              2       269,779.83       0.10      8.246         359      88.53        611
20051026                              1       165,000.00       0.06      7.340         358     100.00        669
20051101                            225    43,940,032.97      16.96      7.243         359      81.95        619
20051104                              1       205,700.00       0.08      9.650         359      85.00        544
20051201                              3       320,725.67       0.12      7.178         358      77.46        616
----------------------------------------------------------------------------------------------------------------
Total:                            1,259   259,142,382.82     100.00      7.117         358      83.01        618
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
This Structural Term Sheet, Collateral Term Sheet, or Computational Materials, as appropriate (the "material"), was prepared solely by Friedman, Billings, Ramsey & Co., Inc. ("FBR"), is privileged and confidential, is intended for use by the addressee only, and may not be provided to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating such information. This information is furnished to you solely by FBR and not by the Issuer of the securities or any of its affiliates. FBR is acting as Underwriter and not acting as Agent for the Issuer or its affiliates in connection with the proposed transaction. This material is provided for information purposes only, and does not constitute an offer to sell, nor a solicitation of an offer to buy, the referenced securities. It does not purport to be all-inclusive or to contain all of the information that a prospective investor may require to make a full analysis of the transaction.
All information contained herein is preliminary and it is anticipated that such information will change. The information contained herein supersedes information contained in any prior material for this transaction. In addition, the information contained herein will be superseded by information contained in the Prospectus and Prospectus Supplement for this transaction and in any other material subsequently circulated and filed with the Securities and Exchange Commission. An offering may be made only through the delivery of the Prospectus and Prospectus Supplement.
--------------------------------------------------------------------------------
                                 Page 8  of  8